UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 6, 2005

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                 0-18348             06-1209796
(State or other                 (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 1.01.      Entry into a Material Definitive Agreement
                ------------------------------------------

     On December 6, 2005, BE Aerospace, Inc. ("B/E") entered into an underwriting agreement, a copy of which is attached hereto as Exhibit 1.1, with Credit Suisse First Boston LLC, UBS Securities LLC, Friedman, Billings, Ramsey & Co., Inc., Stephens Inc., SG Cowen & Co., LLC and the several other underwriters (together, the "Underwriters") related to the public offering of 13,000,000 shares of B/E's common stock, par value $.01, at a public offering price of $19.00 per share. Delivery of and payment for the shares of common stock pursuant to such underwriting agreement will be made on or about December 12, 2005. The Company also granted the underwriters an option to purchase up to an additional 1,950,000 shares of common stock to cover over-allotments, if any.


Item 8.01.      Other Events
                ------------

     On December 7, 2005, BE Aerospace, Inc. issued a press release announcing the public offering of 13,000,000 shares of common stock at $19.00 per share. A copy of such press release is attached hereto as Exhibit 99.1.


Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

   (a)   None
   (b)   None
   (c)   Exhibits


Exhibit No.         Description of Exhibits
-----------         -----------------------
  1.1               Underwriting Agreement, dated December 6, 2005, among B/E
                    and the Underwriters.

  5.1               Opinion of Shearman & Sterling LLP.

  99.1 Press release, dated December 7, 2005, issued by BE Aerospace, Inc. announcing the public offering of 13,000,000 shares of common stock.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BE AEROSPACE, INC.

                                       By:  /s/ Thomas P. McCaffrey
                                       -----------------------------
                                       Name:  Thomas P. McCaffrey
                                       Title: Senior Vice President of
                                              Administration and Chief
                                              Financial Officer



Date:  December 7, 2005

                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibits
------------        ----------------------------
  1.1               Underwriting Agreement, dated December 6, 2005, among B/E
                    and the Underwriters.

  5.1               Opinion of Shearman & Sterling LLP.

  99.1 Press release, dated December 7, 2005, issued by BE Aerospace, Inc. announcing the public offering of 13,000,000 shares of common stock.